EXHIBIT 32.1

            CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report on Form 10-QSB of Magnum d'Or Resources Inc. (the "Company") for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, and Treasurer, and the Chief Financial Officer and principal financial and accounting officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Magnum d'Or Resources Inc.


Date: February 6, 2006                  /s/ Sun Xuguang
                                        -----------------------------------
                                        Sun Xuguang, Chief Executive Officer,
                                        President and Treasurer


                                        /s/ Sun Shaojun
                                        ------------------------------------
                                        Sun Shaojun, Vice President, Chief
                                        Financial Officer, Secretary and
                                        principal financial and accounting
                                        officer